UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2009

LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-33093	77-0160744
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

10275 Science Center Drive, San Diego, California, 92121-1117
              (Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On February 12, 2009, Ligand Pharmaceuticals Incorporated (the “Company” or “Ligand”) issued a press release announcing its financial results for the quarter and year ended December 31, 2008. A copy of this press release is attached as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

          Attached as Exhibit 99.2 is a transcript of the conference call hosted by Ligand to discuss its financial results for the quarter and year ended December 31, 2008.

          In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

          This report contains “forward-looking” statements, including but not limited to statements with respect to results of operations and Ligand’s strategies. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, that the Company may not be able to successfully implement its strategic growth plan, and continue the development of its proprietary programs and other risks detailed from time to time in the Company’s public periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, and other periodic filings. The Company does not undertake any obligation to update forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press release of the Company dated February 12, 2009.

99.2	Transcript from conference call held on February 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date: February 12, 2009	By:
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company dated February 12, 2009.

99.2	Transcript from conference call held on February 12, 2009.